_________________________________________________________________


               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 27, 1998


                         EQUIMED, INC.
     (Exact name of registrant as specified in its charter)


         Delaware                   0-27456           25-1668112
(State or other jurisdiction      (Commission       (IRS Employer
      of incorporation)           File Number)       Ident. No.)


2171 Sandy Drive, State College, PA                     16803

  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (814) 238-0375


                              N/A

 (Former name or former address, if changed since last report.)


_________________________________________________________________

Item 4.   Change's in Registrant's Certifying Accountant.

          The following information is set forth in accordance with the relevant provisions of Item 304 of Regulation S-K:

Item 304(a)(1)--

     (i) On July 28, 1998, Ernst & Young LLP resigned as the independent accountants of the Registrant.

     (ii) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 has not been filed as of the date of this Report. The report of Ernst & Young LLP on the financial statements for the fiscal year ended December 31, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii)     Not applicable.

     (iv) During the two most recent fiscal years and through July 28, 1998, the Registrant believes that there have been no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which agreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their report on the financial statements for such years. The Registrant believes that the resignation of Ernst & Young LLP results from a fee dispute relating to the audit of the Registrant's financial statements at and for the period ended December 31, 1997. The Registrant has initiated litigation against
               Ernst & Young LLP in Pennsylvania state court as described in the press release attached hereto as
               Exhibit 99.1, which press release is incorporated herein by reference.

     (v) During the two most recent fiscal years and through July 28, 1998, the Registrant believes that there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K)). The Company believes that the resignation of Ernst & Young LLP results from a fee dispute relating to the audit of the Registrant's financial statements at and for the period ended December 31, 1997. The Registrant has initiated litigation against Ernst & Young LLP in Pennsylvania state court as described in the press release attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.
                 <PAGE 1>
Item 304(a)(3)--

          The Registrant has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed by amendment to this Report.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements:  NONE

     (b)  Exhibit:

          (i)  16   Accountants' letter received by the
                    Registrant pursuant to Item 304(a)(3) of Regulation S-K.*

          (ii) 99   Press Release of the Registrant, dated
                    August 11, 1998.

*  To be filed by amendment.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              EQUIMED, INC.


Dated:  August 14, 1998        /s/ Douglas R. Colkitt
                              Douglas R. Colkitt
                              President and Chief Executive
                              Officer
  PAGE 3
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                          EXHIBIT INDEX

Exhibit Number           Description

     99                  Press release of the Registrant, dated
                         August 11, 1998.   <PAGE 4>